[logo] MFS(R)                                                 Annual Report for
THE FIRST NAME IN MUTUAL FUNDS                                Year Ended
                                                              December 31, 1995

MFS(R) WORLD GOVERNMENTS SERIES
A Series of MFS(R) Variable Insurance Trust

MFS(R) WORLD GOVERNMENTS SERIES

A SERIES OF MFS(R) VARIABLE INSURANCE TRUST


TRUSTEES
A. Keith Brodkin*
Chairman and President

Nelson J. Darling, Jr.
Trustee, Eastern Enterprises
(diversified holding company)

William R. Gutow
Vice Chairman,
Capitol Entertainment
(Blockbuster Video Franchise)

PORTFOLIO MANAGER
Stephen C. Bryant*

TREASURER
W. Thomas London*

ASSISTANT TREASURER
James O. Yost*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116-3741

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

SHAREHOLDER SERVICE CENTER
MFS Service Center, Inc.
P.O. Box 1400
Boston, MA 02107-9906

For additional information,
contact your financial adviser.

CUSTODIAN
Investors Bank & Trust Company

AUDITORS
Deloitte & Touche LLP

*Affiliated with the Investment Adviser

Dear Contract Owner:
An environment of declining interest rates and a favorable outlook for inflation helped establish a pattern of positive performance in both fixed-income and equity markets around the world during the past 12 months. Yields on many fixed-income securities continued to decline throughout the year, and as bond prices rose in response to these declines, all of the fixed-income investments in the Trust experienced positive total returns. At the same time, lower interest rates and strong corporate earnings reports through most of the year helped the prices of many stocks to rise over the period, producing strong returns.

U.S. Outlook
Moderate but sustainable growth was the hallmark of the economic expansion's fifth year, although some signs of sluggishness were evident late in the year. Recent retail sales, for example, have been disappointing, in part because of rising levels of consumer debt. In addition, growth is not expected to get much help from the manufacturing sector as order flows from manufacturers have moderated. Export activity, meanwhile, is also expected to remain modest as continued weakness abroad limits demand for many U.S. goods. However, the Federal Reserve Board's consistent and, so far, successful efforts to fight inflation seem to be giving consumers and businesses enough longer-term confidence to help maintain modest growth in real (adjusted for inflation) gross domestic product into 1996.

Global Outlook
A pattern of slow to moderate growth and low and controlled inflation remains a dominant theme in major industrialized countries, including the United States. While the recent recovery of the dollar against the German mark and the Japanese yen has added some strength to the economies of Europe and Japan, the outlook is for sluggish economic growth, in the near term at least. And although moves by central banks in Germany and Japan to lower interest rates have helped stimulate domestic demand, many industrial companies in these countries are still struggling to compete in a global marketplace in which the prices of their products are less competitively priced. On the positive side, this does mean little to no inflationary pressure in these countries, and we believe that this, combined with further reductions in interest rates, could help provide a foundation for stronger economic growth in the long run. Also, we believe that many of the cost-cutting measures taken by companies in these countries over the past few years will ultimately provide earnings leverage when economic growth improves. Inflation in most overseas economies remains in a downward trend, providing fixed-income investors with opportunities for relatively attractive real rates of interest, possibly accompanied by moderate price appreciation. While the dollar continues to represent a sound store of long-term value, its relative strength in the near term is being restrained by the persistent U.S. current-account deficit.

Bond Markets
Given the recent signs of economic weakness, prospects for the Federal Reserve Board's further decreasing short-term interest rates are good. Long-term rates, meanwhile, moved noticeably downward in the latter months of 1995 in anticipation of more modest fourth-quarter growth with continued low inflation. While there were some increases in commodity prices early in the year, companies found it difficult to pass these on at the consumer level as they continue to fight for market share. Additionally, unit labor costs remain under control and seem to be growing at a pace that is near or below the ongoing inflation rate. Thus, with long-term U.S. government bonds yielding approximately 6% in an environment of 2% to 3% inflation, real rates of return in the fixed-income markets remain relatively attractive.

In world bond markets, slowing economic growth, low inflation, and declining official interest rates helped result in solid performance during the past 12 months. European governments are engaged in multi-year programs to reduce their budget deficits and debt levels. These programs are positive for bonds in that lower government spending tends to reduce inflationary pressures and lower issuance of government debt reduces supply pressures on the bond market. In the Japanese market, powerful deflationary forces have supported a drop in yields to historically low levels. We now feel this process may be drawing to an end, given a reversal of priorities at the central bank from fighting inflation, which is now non-existent, to offsetting the downward spiral of deflation. The high returns of the U.S. bond market, as measured by the Lehman Brothers Government Bond Index, have been echoed in other U.S. dollar-bloc markets, including Australia, New Zealand, and Canada, all of which saw positive performance over the past year according to Salomon Brothers. Currently, the Australian market offers significantly higher yields than the U.S. market, and, we believe, represents good value. As long as the outlook for U.S. bonds remains positive, these related markets could outperform the U.S. market.

Comments from the portfolio manager of this Series are presented below. We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A Keith Brodkin                     /s/ Stephen C. Bryant

    A. Keith Brodkin                        Stephen C. Bryant
    Chairman and President                  Portfolio Manager

January 12, 1996

MFS(R) WORLD GOVERNMENTS SERIES

Fueled by sluggish world economic growth, stable to lower inflation, and monetary easing by most central banks, all international bond markets registered positive returns for the year. In many instances these returns equalled or surpassed U.S. results when measured in local currency terms. In this environment, the Series provided a total return of +14.38%, underperforming the +19.31% return of the J.P. Morgan Global Government Bond Index for the year ended December 31, 1995. Our overweighting in core European markets and Japan contributed to performance, while our underweighting in the U.S. market in the first part of the year had a negative effect on performance.

Two of the best-performing markets were found within the U.S. dollar bloc, notably Canada and Australia. Both countries continue to possess lower inflation than the U.S. market, as well as higher real interest rates and attractive nominal yield spreads. The portfolio's performance was enhanced by an overweighted position in both of these markets. However, overall performance was negatively impacted due to shorter durations in the U.S. bonds held during the first half of the year.

In the European bloc, the best-performing markets were those of Sweden and Spain. Following interest rate cuts throughout western Europe, the portfolio benefited from overweighted European bond positions. More specifically, the core markets, such as Germany and the Netherlands, continued to provide solid returns against a backdrop of slow growth, low inflation, and declining interest rates. Other markets, such as Denmark's, offered a combination of higher yields with moderate growth and low inflation. The higher-yielding European markets have recovered during the past six months, and the portfolio has benefited by increasing the weighting and lengthening the duration in both Spanish and Italian issues.

In addition to these economic developments, many European governments are entering into multi-year programs to reduce their budget deficits and debt levels which are quite similar to those of the United States. These programs are positive for bonds, in that lower government spending tends to reduce inflationary pressures and lower issuance of government debt reduces the supply pressures in the bond market.

In currency terms, the dollar did recover some ground lost during the first half of the year. The Japanese yen was especially strong over the first half but gave back almost all these gains versus the dollar by year-end. Due primarily to falling German inflation compared to stable U.S. inflation, the German mark appreciated 7.7% over the dollar for the year. However, with favorable U.S. short-term interest rate spreads, the dollar consolidated at year-end and now appears relatively attractive.



PORTFOLIO MANAGER PROFILE

Stephen Bryant joined MFS in 1987 as an Assistant Vice President - Investments in the International Fixed-Income Department. He was named Vice President - Investments in 1989 and Senior Vice President in 1993. Mr. Bryant is a graduate of Wesleyan University. He has managed the MFS World Governments Series since its inception in June 1994.

PERFORMANCE SUMMARY

The information below illustrates the historical performance of MFS World Governments Series shares in comparison to various market indicators. Series results do not reflect the deduction of any applicable surrender charge. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. You cannot invest in an index. All results reflect the reinvestment of all dividends and capital gains.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the Period from July 1, 1994 to December 31, 1995)

        MFS World      J.P. Morgan     Consumer
         Govts.        Global Govt.     Price
         Series        Bond Index       Index
------------------------------------------------
 7/94    10,000          10,000         10,000
 9/94     9,920          10,120         10,090
12/94    10,050          10,160         10,120
 3/95    10,890          11,180         10,230
 6/95    11,180          11,740         10,300
 9/95    11,120          11,730         10,350
12/95    11,505          12,125         10,372

AVERAGE ANNUAL TOTAL RETURNS                                      6/14/94*-
                                                  1 Year         12/31/95
-------------------------------------------------------------------------------
MFS World Governments Series                      +14.38%         + 9.62%
-------------------------------------------------------------------------------
J.P. Morgan Global Government Bond Index#(1)      +19.31%         +13.71%
-------------------------------------------------------------------------------
Consumer Price Index{S}(2)                        + 2.54%         + 2.46%
-------------------------------------------------------------------------------

All results are historical and, therefore, are not an indication of future results. The investment return and principal value of an investment in the product will vary with changes in market conditions, and shares, when redeemed, may be worth more or less than their original cost. All Series results reflect the applicable expense subsidy which is explained in the Notes to Financial Statements. Had the subsidy not been in effect, the results would have been less favorable. All Series results do not reflect expenses that would be imposed by insurance company separate accounts.

  * Commencement of investment operations; benchmark comparisons are from July 1, 1994.
  # The J.P. Morgan Global Government Bond Index is an aggregate index of actively traded government bonds issued from 13 countries, including the United States, with remaining maturities of at least one year.
{S} The Consumer Price Index is a popular measure of change in prices.
(1) Source: Asset Investment Management (AIM) software.
(2) Source: Lipper Analytical Services, Inc.

PORTFOLIO OF INVESTMENTS - December 31, 1995

Bonds - 82.9%
-----------------------------------------------------------------------------------------------
                                                                Principal Amount
Issuer                                                             (000 Omitted)         Value
-----------------------------------------------------------------------------------------------
Foreign Denominated - 47.7%
   Australia - 3.8%
       Commonwealth of Australia, 9.75s, 2002                AUD             200   $   161,376
       Commonwealth of Australia, 9.5s, 2003                                 150       120,141
                                                                                   ------------
                                                                                   $   281,517
-----------------------------------------------------------------------------------------------
   Canada - 1.8%
       Government of Canada, 8.75s, 2005                     CAD             160   $   131,037
-----------------------------------------------------------------------------------------------
   Denmark - 2.6%
       Kingdom of Denmark, 9s, 1998                          DKK             208   $    40,781
       Kingdom of Denmark, 9s, 2000                                          615       123,000
       Kingdom of Denmark, 8s, 2001                                          162        31,235
                                                                                   ------------
                                                                                   $   195,016
-----------------------------------------------------------------------------------------------
   France - 7.1%
       Government of France, 7s, 1999                        FRF             990   $   211,083
       Government of France, 7.75s, 2000                                   1,450       316,998
                                                                                   ------------
                                                                                   $   528,081
-----------------------------------------------------------------------------------------------
   Germany - 5.6%
       Republic of Germany, 6.5s, 2003                       DEM             435   $   315,386
       Republic of Germany, 6.875s, 2005                                     136       100,260
                                                                                   ------------
                                                                                   $   415,646
-----------------------------------------------------------------------------------------------
   Italy - 5.1%
       Republic of Italy, 8.5s, 1999                         ITL         350,000   $   212,161
       Republic of Italy, 9.5s, 1999                                     100,000        61,563
       Republic of Italy, 8.5s, 2004                                     180,000       100,832
                                                                                   ------------
                                                                                   $   374,556
-----------------------------------------------------------------------------------------------
   Netherlands - 3.5%
       Government of Netherlands, 8.25s, 2007                NLG             364   $   262,524
-----------------------------------------------------------------------------------------------
   New Zealand - 2.5%
       Government of New Zealand, 10s, 2002                  NZD             250   $   184,335
-----------------------------------------------------------------------------------------------
   Spain - 9.3%
       Government of Spain, 10.5s, 2003                      ESP          67,400   $   578,181
       Government of Spain, 10.9s, 2003                                   13,000       113,667
                                                                                   ------------
                                                                                   $   691,848
-----------------------------------------------------------------------------------------------
   United Kingdom - 6.4%
       United Kingdom Gilts, 8s, 2000                        GBP             100   $   162,818
       United Kingdom Gilts, 7s, 2001                                        200       310,792
                                                                                   ------------
                                                                                   $   473,610
-----------------------------------------------------------------------------------------------
Total Foreign Denominated                                                          $ 3,538,170
-----------------------------------------------------------------------------------------------

Bonds - continued
-----------------------------------------------------------------------------------------------
                                                                Principal Amount
Issuer                                                             (000 Omitted)         Value
-----------------------------------------------------------------------------------------------
U.S. Dollar Denominated - 35.2%
       U.S. Treasury Notes, 5.875s, 2005                                $  1,830   $ 1,871,175
       U.S. Treasury Bonds, 8.875s, 2017                                     555       743,348
-----------------------------------------------------------------------------------------------
Total U.S. Dollar Denominated                                                      $ 2,614,523
-----------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $6,003,272)                                          $ 6,152,693
-----------------------------------------------------------------------------------------------

Call Options Purchased - 0.1%
-----------------------------------------------------------------------------------------------
                                                                Principal Amount
                                                                    of Contracts
Description/Expiration Month/Strike Price                          (000 Omitted)
-----------------------------------------------------------------------------------------------
Italian Lire/Deutsche Marks
   January/1085                                              ITL         211,575   $       205
Japanese Bonds
   March/107.489                                             JPY          12,950           914
   March/112.796                                                          14,000           569
   March/115.828                                                          55,000         1,170
Japanese Yen
   January/97.5                                                           78,357            63
Swedish Kronor/Deutsche Marks
   February/4.535                                            SEK           4,065         3,569
-----------------------------------------------------------------------------------------------
Total Call Options Purchased (Premiums Paid, $19,447 )                             $     6,490
-----------------------------------------------------------------------------------------------

Put Options Purchased - 0.1%
-----------------------------------------------------------------------------------------------
Australian Dollars
   January/0.745                                             AUD             145   $     1,204
Deutsche Marks
   February/1.46                                             DEM             930         5,056
Deutsche Marks/British Pounds
   March/2.265                                                               657         2,988
-----------------------------------------------------------------------------------------------
Total Put Options Purchased (Premiums Paid, $11,971)                               $     9,248
-----------------------------------------------------------------------------------------------

Short-Term Obligations - 19.4%
-----------------------------------------------------------------------------------------------
                                                                Principal Amount
Issuer                                                             (000 Omitted)
-----------------------------------------------------------------------------------------------
   Federal Home Loan Mortgage Corp., due1/02/96                           $  445   $   444,715
   Federal National Mortgage Assn., due 1/16/96                            1,000       996,049
-----------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                    $ 1,440,764
-----------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $7,475,454)                                    $ 7,609,195
-----------------------------------------------------------------------------------------------

Portfolio of Investments - continued

Call Options Written - (0.2)%
----------------------------------------------------------------------------------------------
                                                                Principal Amount
                                                                    of Contracts
Description/Expiration Month/Strike Price                          (000 Omitted)        Value
----------------------------------------------------------------------------------------------
Deutsche Marks/British Pounds
   March/2.1476                                              DEM             623   $   (1,761)
Italian Lire/Deutsche Marks
   August/1125                                               ITL         596,334      (10,205)
----------------------------------------------------------------------------------------------
Total Call Options Written (Premiums Received, $12,652)                            $  (11,966)
----------------------------------------------------------------------------------------------

Put Options Written - (0.3)%
----------------------------------------------------------------------------------------------
Australian Dollars
   January/0.745                                             AUD             145   $   (1,204)
Italian Lire/Deutsche Marks
   August/1125                                               ITL         596,334      (18,111)
Japanese Bonds
   March/107.489                                             JPY          12,950       (2,305)
   March/112.796                                                          14,000       (3,414)
----------------------------------------------------------------------------------------------
Total Put Options Written (Premiums Received, $27,325)                             $  (25,034)
----------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - (2.0)%                                            $ (148,554)
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                $7,423,641
----------------------------------------------------------------------------------------------

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

AUD   =  Australian Dollars                       GBP   =  British Pounds
CAD   =  Canadian Dollars                         ITL   =  Italian Lire
CHF   =  Swiss Francs                             JPY   =  Japanese Yen
DEM   =  Deutsche Marks                           NLG   =  Dutch Guilder
DKK   =  Danish Kroner                            NZD   =  New Zealand Dollar
ESP   =  Spanish Pesetas                          SEK   =  Swedish Kronor
FIM   =  Finnish Markkaa
FRF   =  French Francs

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
December 31, 1995
-------------------------------------------------------------------------------
Assets:
   Investments, at value (identified cost, $7,475,454)            $   7,609,195
   Cash                                                                   3,897
   Net receivable for forward foreign currency exchange
      contracts sold                                                     57,499
   Receivable for Series shares sold                                     92,543
   Interest and dividends receivable                                    126,975
   Receivable from investment adviser                                    16,952
   Deferred organization expenses                                         3,808
   Other assets                                                              40
                                                                  -------------
         Total assets                                             $   7,910,909
                                                                  -------------
Liabilities:
   Payable for investments purchased                              $     102,727
   Payable for Series shares reacquired                                  37,402
   Written options outstanding, at value
      (premiums received, $39,977)                                       37,000
   Net payable for forward foreign currency exchange
      contracts purchased                                               288,827
   Payable to affiliates for management fee                                 456
   Accrued expenses and other liabilities                                20,856
                                                                  -------------
         Total liabilities                                        $     487,268
                                                                  -------------
Net assets                                                        $   7,423,641
                                                                  =============
Net assets consist of:
   Paid-in capital                                                $   7,513,625
   Unrealized depreciation on investments
      and translation of assets and liabilities
      in foreign currencies                                             (94,195)
   Accumulated undistributed net realized loss
      on investments and foreign currency transactions                 (162,554)
   Accumulated undistributed net investment income                      166,765
                                                                  -------------
         Total                                                    $   7,423,641
                                                                  =============
Shares of beneficial interest outstanding                               729,602
                                                                  =============
Net asset value, offering price and redemption
   price per share (net assets of $7,423,641 / 729,602
   shares of beneficial interest outstanding)                        $10.17
                                                                  =============

See notes to financial statements

Statement of Operations
----------------------------------------------------------------------------
Year Ended December 31, 1995
----------------------------------------------------------------------------
Net investment income:
   Interest income                                                 $ 317,511
                                                                   ---------
   Expenses -
      Management fee                                               $  33,869
      Trustees' compensation                                           2,033
      Shareholder servicing agent fee                                  1,567
      Auditing fees                                                   34,511
      Custodian fee                                                   12,024
      Printing                                                         2,038
      Amortization of organization expenses                            1,504
      Legal fees                                                         525
      Miscellaneous                                                    1,541
                                                                   ---------
         Total expenses                                            $  89,612
      Reduction of expenses by investment adviser                    (43,311)
      Fees paid indirectly                                            (1,143)
                                                                   ---------
         Net expenses                                              $  45,158
                                                                   ---------
            Net investment income                                  $ 272,353
                                                                   ---------
Realized and unrealized gain (loss) on investments:
   Realized gain (identified cost basis) -
      Investment transactions                                      $ 310,315
      Written option transactions                                     31,740
      Foreign currency transactions                                   56,108
                                                                   ---------
         Net realized gain on investments and foreign
           currency transactions                                   $ 398,163
                                                                   ---------
   Change in unrealized appreciation (depreciation) -
      Investments                                                  $ 161,510
      Written options                                                 (1,818)
      Translation of assets and liabilities in foreign currencies   (239,823)
                                                                   ---------
         Net unrealized loss on investments and foreign currency   $ (80,131)
                                                                   ---------
            Net realized and unrealized gain on investments
              and foreign currency                                 $ 318,032
                                                                   ---------
               Increase in net assets from operations              $ 590,385
                                                                   =========

See notes to financial statements

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------------
                                                                              Year Ended               Period
                                                                                                       Ended
                                                                        December 31, 1995   December 31,1994*
------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
   Net investment income                                                     $    272,353     $      47,596
   Net realized gain (loss) on investments and
      foreign currency transactions                                               398,163           (11,035)
   Net unrealized loss on investments and
      foreign currency translation                                                (80,131)          (14,064)
                                                                             -------------    --------------
      Increase in net assets from operations                                 $    590,385     $      22,497
                                                                             -------------    --------------
Distributions declared to shareholders -
   From net investment income                                                $   (272,353)    $     (47,596)
   In excess of net investment income                                            (357,618)          (26,056)
                                                                             -------------    --------------
   Tax return of capital                                                          (63,028)                -
                                                                             -------------    --------------
      Total distributions declared to shareholders                           $   (692,999)    $     (73,652)
                                                                             -------------    --------------
Series share (principal) transactions -
   Net proceeds from sale of shares                                          $  9,272,850     $   3,259,477
   Net asset value of shares issued to shareholders
      in reinvestment of distributions                                            692,995            73,652
   Cost of shares reacquired                                                   (5,320,839)         (409,225)
                                                                             -------------    --------------
         Increase in net assets from Series share transactions               $  4,645,006     $   2,923,904
                                                                             -------------    --------------
            Total increase in net assets                                     $  4,542,392     $   2,872,749
Net assets:
   At beginning of period                                                       2,881,249             8,500
                                                                             -------------    --------------
   At end of period (including accumulated distributions in
      excess of net investment income of $166,765
      and $10,012, respectively).                                            $  7,423,641     $   2,881,249
                                                                             ============     =============

*For the period from the commencement of investment operations, June 14, 1994 to December 31, 1994.

See notes to financial statements

Financial Highlights
----------------------------------------------------------------------------------------------------------
                                                                             Year Ended       Period Ended
                                                                       December 31, 1995 December 31, 1994*
----------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                         $     9.82      $     10.00
                                                                              ----------      -----------
Income from investment operations # -
   Net investment incomess.                                                   $     0.63      $      0.17
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                                             0.78            (0.09)
                                                                              ----------      -----------
      Total from investment operations                                        $     1.41      $      0.08
                                                                              ----------      -----------
Less distributions declared to shareholders -
   From net investment income                                                 $    (0.42)     $     (0.17)
   In excess of net investment income                                              (0.54)           (0.09)
   Tax return of capital                                                           (0.10)               -
                                                                              ----------      -----------
      Total distributions declared to shareholders                            $    (1.06)     $     (0.26)
                                                                              ----------      -----------
Net asset value - end of period                                               $    10.17      $      9.82
                                                                              ==========      ===========
Total return                                                                      14.38%            0.79%++
Ratios (to average net assets)/Supplemental data{S}:
   Expenses##                                                                      1.00%            1.00%+
   Net investment income                                                           6.05%            4.68%+
Portfolio turnover                                                                  211%              62%
Net assets at end of period (000 omitted)                                     $    7,424      $     2,881

*   For the period from the commencement of investment operations, June 14, 1994 to December 31, 1994.
+   Annualized.
++  Not annualized.
#   Per share data is based on average shares outstanding.
##  For fiscal years after September 1, 1995, the Series' expenses are calculated without reduction for fees paid indirectly.
{S} The adviser voluntarily agreed to maintain the expenses of the Series at not more than 1.00% of average daily net assets.
    To the extent actual expenses  were over these limitations, the net investment income per share and the ratios would have been:

         Net investment income                                                $     0.53      $      0.16
         Ratios (to average net assets):
            Expenses                                                               1.99%            1.10%+
            Net investment income                                                  5.09%            4.58%+


See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS World Governments Series (the Series) is a non-diversified series of MFS Variable Insurance Trust (the Trust) which is comprised of the following twelve series: MFS Bond Series, MFS Emerging Growth Series, MFS Growth Series, MFS Growth with Income Series, MFS High Income Series, MFS Limited Maturity Series, MFS Money Market Series, MFS Research Series, MFS Strategic Fixed Income Series, MFS Total Return Series, MFS Utilities Series and MFS World Governments Series. The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The shareholders of each Series of the Trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of December 31, 1995 there were fourteen shareholders in the Series.

(2) Significant Accounting Policies
Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts, options and options on futures contracts listed on commodities exchanges are valued at closing settlement prices. Over-the-counter options are valued by brokers through the use of a pricing model which takes into account closing bond valuations, implied volatility and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Repurchase Agreements - The Series may enter into repurchase agreements with institutions that the Series' investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Series requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Series to obtain those securities in the event of a default under the repurchase agreement. The Series monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Series under each such repurchase agreement.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of investment operations of the Series.

Written Options - The Series may write covered call or put options for which premiums are received and are recorded as liabilities, and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security purchased by the Series. The Series, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as a part of an income producing strategy reflecting the view of the Series' management on the direction of interest rates.

Forward Foreign Currency Exchange Contracts - The Series may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Series will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Series may enter into contracts with the intent of changing the relative exposure of the Series' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Series' custodian bank calculates its fee based on the Series' average daily net assets. This fee is reduced according to an expense offset arrangement with State Street Bank and Trust Company, the Trust's dividend disbursing agent, which provides for partial reimbursement of custody fees based on a formula developed to measure the value of cash deposited by the Series with the custodian and with the dividend disbursing agent. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Series files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Series' tax return. Distributions to shareholders are recorded on the ex-dividend date.

The Series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended December 31, 1995, $597,423 was reclassified from accumulated undistributed net investment income to accumulated net realized loss on investments and foreign currency transactions ($533,638) and paid-in capital ($63,785), due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share. At December 31, 1995, accumulated undistributed net investment income and realized loss on investments and foreign currency transactions under book accounting were different from tax accounting due to temporary differences in accounting for foreign currencies and capital losses not recognized for tax purposes.

At December 31, 1995, the Series, for federal income tax purposes, had a capital loss carryforward of $105,923, which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on December 31, 2003.

(3) Transactions with Affiliates
Investment Adviser - The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of 0.75% of its average daily net assets. Under a temporary expense reimbursement agreement with MFS, MFS has voluntarily agreed to limit the operating expenses of the Series at levels which increase over time. Currently MFS has agreed to limit the Series' expenses at an effective annual rate of 1.00% of its average daily net assets. MFS will pay all Series' expenses in excess of the current limit subject to reimbursement by the Series at a later date. To the extent that actual Series' expenses do not reach the limit, the Series will reimburse MFS for prior expenses paid by MFS on behalf of the Series such that the Series' expense ratio does not exceed 1.00% of its average daily net assets. At December 31, 1995, the aggregate unreimbursed expenses owed to MFS by the Series amounted to $79,784.

The Series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Series, all of whom receive remuneration for their services to the Series from MFS. Certain of the officers and Trustees of the Series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets at an effective annual rate of up to 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                    Purchases            Sales
------------------------------------------------------------------------------
   U.S. government securities                      $ 6,349,834    $ 4,091,391
                                                   ===========    ===========
   Investments (non-U.S. government securities)    $ 7,317,761    $ 5,412,687
                                                   ===========    ===========

The cost and unrealized appreciation or depreciation in value of the investments owned by the Series, as computed on a federal income tax basis, are as follows:

   Aggregate cost                                                 $ 7,475,454
                                                                  ===========
   Gross unrealized appreciation                                  $   154,358
   Gross unrealized depreciation                                      (20,617)
                                                                  -----------
      Net unrealized appreciation                                 $   133,741
                                                                  ===========

(5) Shares of Beneficial Interest
The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Series shares were as follows:

                                                Year Ended                        Period Ended
                                             December 31, 1995                 December 31, 1994*
-----------------------------------------------------------------------------------------------------------
                                         Shares            Amount           Shares            Amount
-----------------------------------------------------------------------------------------------------------
Shares sold                               861,022      $   9,272,850         325,790      $   3,259,477
Shares issued to shareholders in
  reinvestment of distributions            68,274            692,995           7,470             73,652
Shares reacquired                        (493,000)        (5,320,839)        (40,804)          (409,225)
                                       ----------      -------------      ----------      -------------
    Net increase                          436,296      $   4,645,006         292,456      $   2,923,904
                                       ==========      =============      ==========      =============

*For the period from commencement of investment operations, June 14, 1994 to December 31, 1994.

(6) Line of Credit
The Series entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter.

(7) Financial Instruments
The Series trades financial instruments with off-balance sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options and forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the Series has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions
                                          1995 Calls                         1995 Puts
--------------------------------------------------------------------------------------------------------
                                       Principal Amounts                 Principal Amounts
                                         of Contracts                      of Contracts
                                         (000 Omitted)       Premiums      (000 Omitted)     Premiums
---------------------------------------------------------------------------------------------------------
Outstanding, beginning of period -
   Canadian Dollars                                 -     $           -              68    $         353
   Deutsche Marks                                   -                 -           1,165            8,916
   Japanese Yen                                 5,000               673          10,000            1,075
   Swiss Francs/Deutsche Marks                    119               501               -                -
Options written -
   Australian Dollars                             496             4,570             713            8,042
   British Pounds                                 146             2,515             136            2,515
   Canadian Dollars                               326               683             440            1,795
   Deutsche Marks                               3,954            14,118           3,488           20,743
   Deutsche Marks/British Pounds                1,102             5,851               -                -
   Italian Lire/Deutsche Marks              1,288,090            14,087       1,015,224           26,908
   Japanese Yen                               196,688            46,451         646,130           69,934
   Japanese Yen/Deutsche Marks                      -                 -         106,983            3,814
   Spanish Peseta/Deutsche Marks                    -                 -          12,676              831
   Swedish Kronor/Deutsche Marks                1,469               949               -                -

Options terminated in closing transactions -
   Australian Dollars                            (496)    $      (4,570)           (568)   $      (6,189)
   British Pounds                                (146)           (2,515)           (136)          (2,515)
   Canadian Dollars                              (326)             (683)           (508)          (2,148)
   Deutsche Marks                                (509)           (2,526)         (4,195)         (27,987)
   Deutsche Marks/British Pounds                 (479)           (3,082)              -                -
   Italian Lire/Deutsche Marks                      -                 -        (124,895)            (952)
   Japanese Yen                              (166,782)          (44,179)       (607,186)         (66,445)
   Japanese Yen/Deutsche Marks                      -                 -        (106,983)          (3,814)
   Spanish Peseta/Deutsche Marks                    -                 -         (12,676)            (831)
   Swedish Kronor/Deutsche Marks               (1,469)             (949)              -                -
Options exercised -
   Deutsche Marks                                (293)             (935)              -                -
   Italian Lire/Deutsche Marks                      -                 -        (293,995)          (3,998)
   Swish Francs/Deutsche Marks                   (119)             (501)              -                -
Options expired -
   Deutsche Marks                              (3,152)          (10,657)           (458)          (1,672)
   Italian Lire/Deutsche Marks               (691,756)           (4,204)              -                -
   Japanese Yen                               (34,906)           (2,945)        (21,994)          (1,050)
                                         ------------     -------------    ------------    -------------
Outstanding, end of period                    596,957     $      12,652         623,429    $      27,325
                                         ============     =============    ============    =============
Options outstanding at end of period consist of:
   Australian Dollars                               -     $           -             145    $       1,853
   Deutsche Marks/British Pounds                  623             2,769               -                -
   Italian Lire/Deutsche Marks                596,334             9,883         596,334           21,958
   Japanese Yen                                     -                 -          26,950            3,514
                                         ------------     -------------    ------------    -------------
Outstanding, end of period                    596,957     $      12,652         623,429    $      27,325
                                         ============     =============    ============    =============

At December 31, 1995, the Series had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts
                                                                                                Net Unrealized
                 Settlement                    Contracts        In Exchange      Contracts at   Appreciation/
                    Date                       to Deliver           for             Value      (Depreciation)
-------------------------------------------------------------------------------------------------------------
Sales          1/08/96 to 3/18/96     AUD          1,694,743   $   1,251,613   $    1,255,075  $      (3,462)
               1/30/96 to 2/29/96     CAD            894,750         655,096          655,697           (601)
                          5/31/96     CHF            697,930         615,893          614,442          1,451
               1/16/96 to 5/31/96     DEM         12,907,440       9,047,430        9,005,679         41,751
                          4/12/96     DKK          2,789,214         506,926          502,916          4,010
                          1/08/96     ESP         82,713,162         669,911          679,387         (9,476)
                          2/29/96     FIM            366,619          84,670           84,436            234
               1/12/96 to 4/12/96     FRF          4,533,648         910,796          925,154        (14,358)
                          1/30/96     GBP            304,693         470,258          472,651         (2,393)
                          3/07/96     ITL      1,404,142,267         870,799          876,888         (6,089)
               2/23/96 to 6/07/96     JPY        229,822,212       2,314,176        2,268,144         46,032
                          1/22/96     NLG            488,784         307,694          304,621          3,073
                          1/12/96     NZD            290,992         188,280          189,729         (1,449)
                          2/29/96     SEK          6,482,063         969,712          970,936         (1,224)
                                                               -------------   --------------  -------------
                                                               $  18,863,254   $   18,805,755  $      57,499
                                                               =============   ==============  =============

Purchases      1/08/96 to 3/18/96     AUD          1,207,354   $     899,672   $      894,706  $      (4,966)
               1/30/96 to 2/26/96     CAD            712,522         520,896          522,158          1,262
                          1/16/96     CHF            324,034         277,557          281,343          3,786
               1/16/96 to 5/31/96     DEM         15,173,820      10,797,516       10,590,205       (207,311)
               2/29/96 to 4/12/96     DKK          4,302,800         784,833          775,350         (9,483)
                          2/29/96     FIM            366,619          87,419           84,436         (2,983)
                          5/31/96     FRF          3,468,579         706,959          708,684          1,725
               1/03/96 to 5/31/96     ITL      1,327,689,121         823,103          828,076          4,973
               2/23/96 to 6/07/96     JPY        295,421,882       2,965,952        2,893,659        (72,293)
                          1/22/96     NLG             42,828          26,533           26,691            158
                          3/18/96     NZD            540,269         350,803          350,337           (466)
               2/29/96 to 3/21/96     SEK          7,258,868       1,090,324        1,087,095         (3,229)
                                                               -------------   --------------  -------------
                                                               $  19,331,567   $   19,042,740  $    (288,827)
                                                               =============   ==============  =============


At December 31, 1995, the Series had sufficient cash and/or securities to cover any commitments under these contracts.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Variable Insurance Trust and Shareholders of MFS World Governments Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS World Governments Series (the Series) (one of the series constituting the MFS Variable Insurance Trust) as of December 31, 1995, the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for the year then ended and the period from June 14, 1994 (the commencement of investment operations) to December 31, 1995. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1995 by correspondence with the custodian; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS World Governments Series at December 31, 1995, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 2, 1996


-----------------------------------------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

                                                                VWG-2-2/96/9M